SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 6, 2002

Science Applications International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-12771 (Commission File Number)	95-3630868 (I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

FORM 8-K

Item 5. Other Events and Regulation FD Disclosure.

     In a news release dated August 6, 2002, Science Applications International Corporation reported that it has entered into senior unsecured credit facilities in an aggregate principal amount of $750,000,000. The news release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

Exhibit 10.1    Credit Agreement (364-Day Facility) dated as of July 31, 2002, among Science Applications International Corporation, JP Morgan Chase Bank, as administrative agent, Citicorp USA, Inc., as syndication agent, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. as joint bookrunners and co-lead arrangers and certain other financial institutions.

Exhibit 10.2    Credit Agreement (Multi-Year Facility) dated as of July 31, 2002, among Science Applications International Corporation, JP Morgan Chase Bank, as administrative agent, Citicorp USA, Inc., as syndication agent, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. as joint bookrunners and co-lead arrangers and certain other financial institutions.

Exhibit 99.1    News release dated August 6, 2002 is attached.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: August 6, 2002	By	/S/ J. D. HEIPT
J. D. Heipt
	Its:	Corporate Executive Vice President and Secretary

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